SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2001
                                                (February 1, 2001)


                              VERSATECH, INC.
          (Exact name of registrant as specified in its charter)

Nevada                    033-91240            88-0330263
(State of incorporation   (Commission        (IRS Employer
or organization)           File Number)      Identification No.)

507 North Market Street, Bushnell, Florida          33513
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (352) 793-4707

                   300 Keystone Street, Hawley, PA  18428
      (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure
-------   -----------------------------------------

Effective February 1, 2001, Versatech, Inc. (the "Company") and its wholly-owned subsidiary, Universal Network of America, Inc., which owns Universal Network, Inc. ("Universal") have consolidated their operations into one office. The Company's and Universal's new address and telephone numbers are:

                         							    Universal Network of America, Inc.
		Versatech, Inc.			                Universal Network, Inc.
		507 North Market Street		         507 North Market Street
		Bushnell, Florida  33513	         Bushnell, Florida  33513
		Tel:  (352) 793-4707		            Tel:  (352) 793-5511
		Fax:  (352) 793-8630		            Fax:  (352) 793-5577



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             						VERSATECH, INC.


February 5, 2001                			By: /s/ MICHAEL J. DAILY
----------------                   -----------------------------------
Date					                                  Michael J. Daily
                             						        Chief Executive Officer
                                    					  and duly authorized officer